POWER OF ATTORNEY


     The undersigned directors of Portland General Electric Company hereby appoint Leonard A. Girard, Joseph M. Hirko and Joseph E. Feltz, and each of them severally, as the attorney-in-fact, in any and all capacities stated herein, to execute on behalf of the undersigned and to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, the Portland General Electric Company Form 10-K Annual Report for the fiscal year ended December 31, 1993, and any amendments thereto.


Dated:    February 8, 1994
          Portland, Oregon


 /s/ Gwyneth Gamble Booth
Gwyneth Gamble Booth               C. Calvert Knudsen

 /s/ Peter J. Brix                  /s/ Warren E. McCain
Peter J. Brix                      Warren E. McCain


 /s/ Carolyn S. Chambers            /s/ Jerome J. Meyer
Carolyn S. Chambers                Jerome T. Meyer


                                    /s/ Randolph L. Miller
Edward L. Clark, Jr.               Randolph L. Miller

 /s/ John W. Creighton, Jr.         /s/ Richard G. Reiten
John W. Creighton, Jr.             Richard G. Reiten

 /s/ Ken L. Harrison                /s/ Robert W. Roth
Ken L. Harrison                    Robert W. Roth

 /s/ Jerry E. Hudson                /s/ Bruce G. Willison
Jerry E. Hudson                    Bruce G. Willison

                                  POWER OF ATTORNEY


     The undersigned directors of Portland General Corporation hereby appoint Leonard A. Girard, Joseph M. Hirko and Joseph E. Feltz, and each of them severally, as the attorney-in-fact, in any and all capacities stated herein, to execute on behalf of the undersigned and to file with the Securities and Exchange Commission under Section 13 or 15(d) of the Securities Exchange Act of 1934, the Portland General Corporation Form 10-K Annual Report for the fiscal year ended December 31, 1993, and any amendments thereto.


Dated:    February 8, 1994
          Portland, Oregon


 /s/ Gwyneth Gamble Booth
Gwyneth Gamble Booth               C. Calvert Knudsen

 /s/ Peter J. Brix                  /s/ Warren E. McCain
Peter J. Brix                      Warren E. McCain


 /s/ Carolyn S. Chambers            /s/ Jerome J. Meyer
Carolyn S. Chambers                Jerome T. Meyer


                                    /s/ Randolph L. Miller
Edward L. Clark, Jr.               Randolph L. Miller

 /s/ John W. Creighton, Jr.         /s/ Richard G. Reiten
John W. Creighton, Jr.             Richard G. Reiten

 /s/ Ken L. Harrison                /s/ Robert W. Roth
Ken L. Harrison                    Robert W. Roth

 /s/ Jerry E. Hudson                /s/ Bruce G. Willison
Jerry E. Hudson                    Bruce G. Willison












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